FURNITURE AND EQUIPMENT	12 Months Ended
Sep. 30, 2012
FURNITURE AND EQUIPMENT
FURNITURE AND EQUIPMENT

NOTE 5: FURNITURE AND EQUIPMENT

Cost and accumulated depreciation of property and equipment at September 30, 2012 and 2011 is as follows:

	As of and For the Year Ended September 30,
	2012	2011

Furniture and equipment	$41,200	$41,200
Computer software	1,174,169	1,137,164
Work in process	505,014	—
	1,720,383	1,178,364

Less accumulated depreciation	(1,155,356)	(1,068,308)

Furniture and equipment - net	$565,027	$110,056

Furniture and equipment are carried at cost less accumulated depreciation and amortization. Depreciation and amortization are computed using the straight-line method. Estimated useful lives are 7 years for furniture and equipment, and 3 years for computer software. Major improvements are capitalized, while maintenance and repairs are charged to expense as incurred.  Depreciation expense was $0.1 million for the years ended September 30, 2012 and 2011.